UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 10, 2018

Commission File Number of issuing entity: 333-218098-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-218098

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 Other Events

On May 10, 2018 (the “Closing Date”), Chase Issuance Trust, as issuing entity, Chase Card Funding LLC, as depositor and transferor, and Chase Bank USA, National Association, as sponsor, originator, administrator and servicer, completed the securitization of approximately $1,400,000,000 of credit card receivables. The securitization consists of $1,400,000,000 Class A(2018-1) notes.

The Class A(2018-1) notes are part of a series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes. The Class A(2018-1) notes are a tranche of the Class A notes of the CHASEseries.

Chase Bank USA, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Credit Risk Retention

As of the Closing Date, the Transferor Amount or seller’s interest retained by Chase Card Funding LLC was $8.89 billion and the Seller’s Interest Percentage, equal to the percentage equivalent of the Transferor Amount divided by the aggregate principal amount of outstanding CHASEseries notes, was 42.03%.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(4.1)	Class A(2018-1) Terms Document, dated as of May 10, 2018, by and between Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor and Transferor of the Chase Issuance Trust

By:	/s/ Eve Ngan
Name: Eve Ngan
Title: Chief Executive Officer

Date: May 11, 2018